LIPPER HIGH INCOME BOND FUND
                             The Lipper Funds, Inc.

                  PROXY FOR THE SPECIAL MEETING OF SHAREHOLDERS
                                 AUGUST 7, 2002

      This proxy is being solicited on behalf of the Board of Directors of The Lipper Funds, Inc. The undersigned appoints as proxies [insert names], and each of them (with power of substitution), to vote all the undersigned's shares in Lipper High Income Bond Fund ("Lipper Fund") at the Special Meeting of
Shareholders to be held on August 7, 2002, at 10:00 a.m. Eastern Time at the offices of Lipper & Company, L.L.C. at 101 Park Avenue, New York, New York 10178-0694, and any adjournment thereof ("Meeting"), with all the power the undersigned would have if personally present.

      The shares represented by this proxy will be voted as instructed. Unless indicated to the contrary, this proxy shall be deemed to grant authority to vote "FOR" the proposal specified below. This proxy also grants discretionary power to vote upon such other business as may properly come before the Meeting.

YOUR VOTE IS IMPORTANT NO MATTER HOW MANY SHARES YOU OWN. IF YOU ARE NOT VOTING BY PHONE OR INTERNET, PLEASE SIGN AND DATE THIS PROXY BELOW AND RETURN IT PROMPTLY IN THE ENCLOSED ENVELOPE.

TO VOTE BY TOUCH-TONE PHONE, PLEASE CALL 1-800-[PHONE #] TOLL FREE. TO VOTE BY INTERNET, VISIT OUR WEBSITE AT [WWW.PROXYVOTE.COM].


           TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

               [X]           KEEP THIS PORTION FOR YOUR RECORDS

                       DETACH AND RETURN THIS PORTION ONLY
              THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

                          LIPPER HIGH INCOME BOND FUND


Vote On Proposal                                       FOR     AGAINST  ABSTAIN


1.      To  consider  and act upon a proposal          [ ]       [ ]      [ ]
to   approve   an   Agreement   and  Plan  of
Conversion  and  Termination,  between Lipper
Fund and  Neuberger  Berman  High Income Bond
Fund ("Acquiring Fund"), and the transactions
contemplated  thereby,   including:  (a)  the
transfer of all assets of Lipper Fund in exchange for shares of Acquiring Fund and the assumption of all liabilities of Lipper Fund by Acquiring Fund; (b) the distribution of Acquiring Fund shares so received by Lipper
Fund PRO RATA to shareholders of Lipper Fund;
and (c) the dissolution of Lipper Fund

YOUR VOTE IS IMPORTANT NO MATTER HOW MANY SHARES YOU OWN. IF YOU ARE NOT VOTING BY PHONE OR INTERNET, PLEASE SIGN AND DATE THIS PROXY BELOW AND RETURN IT PROMPTLY IN THE ENCLOSED ENVELOPE.

TO VOTE BY TOUCH-TONE PHONE, PLEASE CALL 1-800-[PHONE #] TOLL FREE. TO VOTE BY INTERNET, VISIT OUR WEBSITE AT [WWW.PROXYVOTE.COM].

Please sign exactly as name appears hereon. If shares are held in the name of joint owners, each should sign. Attorneys-in-fact, executors, administrators, etc. should so indicate. If shareholder is a corporation or partnership, please sign in full corporate or partnership name by authorized person.




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Signature (owner, trustee, custodian, etc.)       Date

                      NEUBERGER BERMAN HIGH YIELD BOND FUND
                          Neuberger Berman Income Funds

                  PROXY FOR THE SPECIAL MEETING OF SHAREHOLDERS
                                 AUGUST 7, 2002

      This proxy is being solicited on behalf of the Board of Trustees of Neuberger Berman Income Funds. The undersigned appoints as proxies [insert names], and each of them (with power of substitution), to vote all the undersigned's shares in Neuberger Berman High Yield Bond Fund ("Neuberger Fund") at the Special Meeting of Shareholders to be held on August 7, 2002, at 10:00 am. Eastern Time at the offices of Neuberger Berman, LLC, 605 Third Avenue, 41st Floor, New York, New York 10158-3698, and any adjournment thereof ("Meeting"), with all the power the undersigned would have if personally present.

      The shares represented by this proxy will be voted as instructed. Unless indicated to the contrary, this proxy shall be deemed to grant authority to vote "FOR" the proposal specified below. This proxy also grants discretionary power to vote upon such other business as may properly come before the Meeting.

YOUR VOTE IS IMPORTANT NO MATTER HOW MANY SHARES YOU OWN. IF YOU ARE NOT VOTING BY PHONE OR INTERNET, PLEASE SIGN AND DATE THIS PROXY BELOW AND RETURN IT PROMPTLY IN THE ENCLOSED ENVELOPE.

TO VOTE BY TOUCH-TONE PHONE, PLEASE CALL 1-800-[PHONE #] TOLL FREE. TO VOTE BY INTERNET, VISIT OUR WEBSITE AT [WWW.PROXYVOTE.COM].


           TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

               [X]            KEEP THIS PORTION FOR YOUR RECORDS

                       DETACH AND RETURN THIS PORTION ONLY
              THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

                      NEUBERGER BERMAN HIGH YIELD BOND FUND


Vote On Proposal                                       FOR     AGAINST  ABSTAIN


1.    To consider  and act upon a proposal to          [ ]       [ ]      [ ]
approve    an    Agreement    and   Plan   of
Reorganization   and   Termination,   between
Neuberger  Fund  and  Neuberger  Berman  High
Income Bond Fund ("Acquiring  Fund"), and the
transactions contemplated thereby, including:
(a) the  transfer of all assets of  Neuberger
Fund in exchange for shares of Acquiring Fund
and  the  assumption  of all  liabilities  of
Neuberger  Fund by  Acquiring  Fund;  (b) the
distribution  of  Acquiring  Fund  shares  so
received  by  Neuberger   Fund  PRO  RATA  to
shareholders of Neuberger Fund; and (c) the dissolution of Neuberger Fund

YOUR VOTE IS IMPORTANT NO MATTER HOW MANY SHARES YOU OWN. IF YOU ARE NOT VOTING BY PHONE OR INTERNET, PLEASE SIGN AND DATE THIS PROXY BELOW AND RETURN IT PROMPTLY IN THE ENCLOSED ENVELOPE.

TO VOTE BY TOUCH-TONE PHONE, PLEASE CALL 1-800-[PHONE #] TOLL FREE. TO VOTE BY INTERNET, VISIT OUR WEBSITE AT [WWW.PROXYVOTE.COM].

Please sign exactly as name appears hereon. If shares are held in the name of joint owners, each should sign. Attorneys-in-fact, executors, administrators, etc. should so indicate. If shareholder is a corporation or partnership, please sign in full corporate or partnership name by authorized person.




------------------------------------------------- ------------------------------
Signature (owner, trustee, custodian, etc.)       Date